Virtus Rampart Alternatives Diversifier Fund,

a series of Virtus Opportunities Trust

Supplement dated February 26, 2020, to the Summary Prospectus dated January 28, 2020, and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”) dated January 28, 2020, each as supplemented

Important Notice to Investors

Effective February 28, 2020, Duff & Phelps Investment Management Co. will replace Rampart Investment Management, LLC as subadviser to Virtus Rampart Alternatives Diversifier Fund (the “Fund”), as approved at a Special Meeting of Shareholders held on February 25, 2020. Shareholders also approved a proposal to permit the Fund’s investment adviser to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner.

In connection with the subadviser change, the Fund’s name will be changed to Virtus Duff & Phelps Real Asset Fund and the disclosure for Virtus Rampart Alternatives Diversifier Fund currently contained in the Virtus Opportunities Trust statutory prospectus will no longer be valid.

Additional information about the proposed subadviser change, as well as the resulting strategy and risk changes, will be available on February 28, 2020, in the Virtus Duff & Phelps Real Asset Fund summary prospectus, a separate statutory prospectus and a supplement to the SAI.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VOT 8020/AltsDivChanges&Proxy (2/2020)